LIABILITIES IN RESPECT OF GOVERNMENT GRANTS	12 Months Ended
Dec. 31, 2025
Disclosure Of Liabilities In Respect Of Government Grant [Abstract]
LIABILITIES IN RESPECT OF GOVERNMENT GRANTS
NOTE 11: -	LIABILITIES IN RESPECT OF GOVERNMENT GRANTS

	2025	2024

Balance on January 1,	$4,650	$4,814
Grants received (*)	106	177
Royalties paid	(461)	(298)
Amounts recorded in profit or loss	(1,166)	(43)

Balance on December 31,	$3,129	$4,650

(*) Excludes amounts received under the EU Horizon grant programs, totaling $209 in 2024 and $215 thousand in 2025.

The Company received research and development grants from the IIA and undertook to pay royalties of 3%-4% of revenues derived from research and development projects that were financed by the IIA, of up to 100% of the grants received (including accrued interest). As of December 31, 2025, the Company received grants amounting to $9,571 (including accrued interest), of which $4,354 were repaid to date.

In July 2022, Canonic Ltd. received the Israeli Ministry of Economy approval to be included in “Smart money” grants program for marketing operations in Germany. The maximum grant amount from this program is approximately $85. Canonic Ltd. undertook to pay royalties of 3% of yearly revenues above approximately $284 derived from the operation in Germany, up to 100% of the grants received. As of December 31, 2024, Canonic Ltd. received approximately $42 for marketing expenses in Germany. Since Canonic has ceased its activities during the first half of 2024 and no economic benefits are expected from the marketing operations in Germany, the grant receipts were recognized as a reduction of the related marketing expenses during 2024.

On May 9, 2023, the Company announced that it had been awarded an EU Horizon grant of approximately €1,200 thousand, which was subsequently increased to approximately €1,525 thousand during 2025, to support the development of oil-seed crops with high carbon-dioxide assimilation and enhanced drought tolerance. The project, Crop4Clima, has an overall budget of €2,500 thousand and is expected to be executed over 32 months. As of December 31, 2025, the Company had received payments totaling approximately €1,300 thousand under this grant. The grant follows the successful completion of the Future Agriculture Consortium’s proof-of-concept in 2021, which demonstrated the potential for increased agricultural productivity and environmental sustainability. The Company recognizes grant income to the extent that related research and development costs have been incurred, and such amounts are recorded as a reduction of research and development expenses.

In February 2024, Lavie Bio Ltd. received the Israeli Ministry of Economy approval to be included in “Smart money” grant program to begin exporting in Canada. The maximum amount of grants from this program is approximately $83.  Lavie Bio Ltd. undertook to pay royalties of 3% of yearly revenues above approximately $276 derived from the operations in Canada, up to 100% of the grants received (linked to CPI). As of December 31, 2024, Lavie Bio Ltd. received approximately $78 for marketing expenses in Canada incurred until December 31, 2024. In April 2025, Lavie Bio entered into a definitive agreement pursuant to which Dead Sea Works Ltd. (an affiliate of ICL Group Ltd., or ICL) agreed to acquire the majority of its activity (see Note 1d). Since no economic benefits are expected from the marketing operations in Canada, the grant receipts were recognized as a reduction of the related marketing expenses during 2025.